Information on net borrowings (Tables)	12 Months Ended
Dec. 31, 2021
Information on net borrowings
Schedule of net borrowings

Management believes that net borrowings is a useful measure of Eni’s financial condition as it provides insight about the soundness of Eni’s capital structure and the ways by which Eni’s operating assets are financed.

	December 31,	December 31,
(€ million)	2021	2020
A. Cash	2,758	2,500
B. Cash equivalents	5,496	6,913
C. Other current financial assets	10,553	5,705
D Liquidity (A+B+C)	18,807	15,118
E. Current financial debt	3,613	4,022
F. Current portion of non-current financial debt	1,415	1,618
G. Current financial indebtedness (E+F)	5,028	5,640
H. Net current financial indebtedness (G-D)	(13,779)	(9,478)
I. Non-current financial debt	9,058	7,388
J. Debt instruments	19,045	18,676
K. Non-current trade and other payables	—	—
L. Non-current financial indebtedness (I+J+K)	28,103	26,064
M. Total financial indebtedness (H+L)	14,324	16,586